Filed pursuant to Rule 497(e)

Registration Nos. 333-264478; 811-23793

Defiance Nasdaq 100 Enhanced Options Income ETF (QQQY)

listed on The Nasdaq Stock Market, LLC

Defiance S&P 500 Enhanced Options Income ETF (JEPY)

Defiance R2000 Enhanced Options Income ETF (IWMY)

each listed on NYSE Arca, Inc.

(the “Funds”)

July 17, 2024

Supplement to the Prospectus and Statement of Additional Information (“SAI”),

each dated September 15, 2023, as supplemented,

and each Fund’s Summary Prospectus, as supplemented

The Board of Trustees of Tidal Trust II (“Trust”) has approved a reverse stock split of the issued and outstanding shares of each of the Defiance Nasdaq 100 Enhanced Options Income ETF, the Defiance S&P 500 Enhanced Options Income ETF and the Defiance R2000 Enhanced Options Income ETF (each a “Fund,” and collectively, the “Funds”). After the close of trading on The Nasdaq Stock Market, LLC or the NYSE Arca, Inc., as applicable (each an “Exchange,” and together, the “Exchanges”) on July 31, 2024 (the “Effective Date”), each Fund will effect a reverse split of its issued and outstanding shares as follows:

Name	Reverse Split Ratio	Approximate decrease in total number of outstanding shares
Defiance Nasdaq 100 Enhanced Options Income ETF	1:3	66%
Defiance S&P 500 Enhanced Options Income ETF	1:3	66%
Defiance R2000 Enhanced Options Income ETF	1:3	66%

Effective after the close of the market on the Effective Date, each Fund’s CUSIP will change as noted in the table below:

Name	Ticker	Old CUSIP	New CUSIP
Defiance Nasdaq 100 Enhanced Options Income ETF	QQQY	88636J840	88636J154
Defiance S&P 500 Enhanced Options Income ETF	JEPY	88636J832	88636J147
Defiance R2000 Enhanced Options Income ETF	IWMY	88636J824	88636J139

As a result of this reverse split, every 3 shares of each Fund will be exchanged for one share of such Fund. Accordingly, the total number of issued and outstanding shares for each Fund will decrease by approximately 66%. In addition, the per share net asset value (“NAV”) and the next day’s opening market price will be approximately three times higher. Shares of each Fund will begin trading on its Exchange on a split-adjusted basis on August 1, 2024.

Filed pursuant to Rule 497(e)

Registration Nos. 333-264478; 811-23793

The next day’s opening market value of the Fund’s issued and outstanding shares, and thus a shareholder’s investment value, will not be affected by the reverse split. The tables below illustrate the effect of a hypothetical one-for-three reverse split anticipated for a Fund.

	# of Shares Owned	ETF NAV	Value of Investment
Before Reverse Split	300	$10	$3,000
After Reverse Split	100	$30	$3,000

The Trust’s transfer agent will notify the Depository Trust Company (“DTC”) of the reverse split and instruct DTC to adjust each shareholder’s investment(s) accordingly. DTC is the registered owner of each Fund’s shares and maintains a record of each Fund’s record owners.

Redemption of Fractional Shares and Tax Consequences of the Reverse Split

As a result of the reverse split, a shareholder of a Fund’s shares potentially could hold a fractional share. However, fractional shares cannot trade on the Exchanges. Thus, each Fund will redeem for cash a shareholder’s fractional shares at the Fund’s split-adjusted NAV as of the Effective Date. Such redemption may have tax implications for those shareholders and a shareholder could recognize a gain or loss in connection with the redemption of the shareholder’s fractional shares. Otherwise, the reverse split will not result in a taxable transaction for holders of Fund shares. No transaction fee will be imposed on shareholders for such redemption.

Please retain this Supplement for future reference.

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